EXHIBIT 24


                    USFREIGHTWAYS CORPORATION


                         POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Christopher L. Ellis, Robert S. Owen and Richard C. Pagano, or each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, to execute on my behalf, individually and in all capacities as an officer or director of USFreighways Corporation, an Annual Report on Form 10-K, and all amendments thereto for the year ended December 31, 2000, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys- in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with all requirements of the Securities and Exchange Commission, as fully and to all intents and purposes as each might or could do in person, and the undersigned hereby ratifies and confirms each act that said attorneys-in- fact and agents may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 15th day of February, 2001.

         Signatures                          Title

         ----------                          -----

/s/ Samuel K. Skinner                    Chairman of the Board, Chief
    ---------------------                    Executive Officer and Director
         Samuel K. Skinner

/s/ Robert V. Delaney                        Director
    -----------------
         Robert V. Delaney

/s/ Morley Koffman                           Director

    --------------
         Morley Koffman


/s/ Anthony J. Paoni                         Director
    ----------------
         Anthony J. Paoni

/s/ John W. Puth                             Director
    ------------
         John W. Puth

/s/ Neil A. Springer                         Director
    ----------------
         Neil A. Springer

/s/ William N. Weaver, Jr.                   Director
    ----------------------
         William N. Weaver, Jr.